SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Pain Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Pain Therapeutics, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 27, 2004

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pain Therapeutics, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, May 27, 2004 at 9:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California, 94304, for the following purposes:

1.	To elect Michael J. O’Donnell and Nadav Friedmann, Ph.D., M.D., as Class I Directors, each to serve for a three-year term and until their successors are duly elected and qualified (Proposal One);

2.	To ratify the appointment of Ernst & Young LLP as independent auditor to the Company for the fiscal year ending December 31, 2004 (Proposal Two); and

3.	To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 8, 2004 are entitled to notice of and to vote at the meeting.

Sincerely,

/s/ Michael J. O'Donnell
Michael J. O’Donnell Secretary

South San Francisco, California

April 26, 2004

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT APRIL 26, 2004. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD

•	ATTEND THE COMPANY’S 2004 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

PAIN THERAPEUTICS, INC.

416 Browning Way

South San Francisco, California 94080

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Pain Therapeutics, Inc. (which we will refer to as the “Company” throughout this Proxy Statement) for use at the Annual Meeting of Stockholders to be held at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California, 94304, on Thursday, May 27, 2004, at 9:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s principal executive offices are located at the address listed at the top of the page and the telephone number is (650) 624-8200.

The Company’s Annual Report and Annual Report on Form 10-K, containing financial statements for the fiscal year ended December 31, 2003, are being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy, the Company’s Annual Report and Annual Report on Form 10-K will first be mailed on or about April 26, 2004 to all stockholders entitled to vote at the meeting.

THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, TOGETHER WITH THE FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE ANNUAL REPORT ON FORM 10-K, UPON REQUEST OF A STOCKHOLDER MADE IN WRITING TO PAIN THERAPEUTICS, INC., 416 BROWNING WAY, SOUTH SAN FRANCISCO, CALIFORNIA, 94080, ATTN: MANAGER, INVESTOR RELATIONS.

Record Date and Share Ownership

Stockholders of record at the close of business on April 8, 2004 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. The Company has one series of common shares issued and outstanding, designated as Common Stock, $0.001 par value per share (the “Common Stock”) and one series of undesignated Preferred Stock, $0.001 par value per share (the “Preferred Stock”). As of the Record Date, 120,000,000 shares of Common Stock were authorized and 35,462,226 shares were issued and outstanding. As of the Record Date, 10,000,000 shares of Preferred Stock were authorized and none were issued or outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (A) delivering to the Company at its principal offices (Attention: Manager, Investor Relations) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (B) attending the meeting and voting in person.

Voting

On all matters, each share has one vote. See Proposal One—Election of Two Class I Directors—Vote Required.

Solicitation of Proxies

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”) who will be a representative from Mellon Investor Services, the Company’s Transfer Agent and Registrar. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) for the election of the nominees for directors set forth herein; (ii) for the ratification of Ernst & Young LLP; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment thereof, but will not be voted in the election of directors other than as provided in (i) above.

If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered as present with respect to establishing a quorum for the transaction of business. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered “Votes Cast” and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline for Receipt of Stockholder Proposals

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company’s bylaws and the rules established by the Securities and Exchange Commission (the “SEC”), under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2005 Annual Meeting of Stockholders must be received by the Company no later than December 27, 2004, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company’s 2004 Annual Meeting of Stockholders that is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Exchange Act but after December 27, 2004 and on or before March 12, 2005, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company’s 2005 Annual Meeting.

PROPOSAL ONE

ELECTION OF TWO CLASS III DIRECTORS

Nominees

The Company’s Board of Directors has six authorized directors and currently consists of six members. The Company has a classified Board of Directors, which is divided into three classes of directors whose terms expire at different times. The three classes are currently comprised of the following directors:

•	Class I consists of Michael J. O’Donnell and Nadav Friedmann, Ph.D., M.D. who will serve until the 2004 Annual Meeting of Stockholders, and who stand for re-election as Class I directors at such meeting.

•	Class II consists of Robert Z. Gussin, Ph.D., who will serve until the 2005 Annual Meeting of Stockholders; and

•	Class III consists of Remi Barbier, Vernon R. Loucks, Jr. and Sanford R. Robertson, who will serve until the 2006 Annual Meeting of Stockholders.

In November 2003, the Board of Directors appointed Vernon R. Loucks, Jr. to the Board of Directors. In March 2004, Richard Stevens resigned from his position on the Board of Directors where he was a member of the Audit Committee.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s two nominees named below, who are currently directors of the Company. The nominees have consented to be named as nominees in the proxy statement and to continue to serve as directors if elected. If either nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed below if possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

The nominees for the Class I Directors and their biographical information are as follows:

•	Michael J. O’Donnell’s biographical information can be found below in the Directors and Executive Officers section.

•	Nadav Friedmann’s biographical information can be found below in the Directors and Executive Officers section.

The Company is not aware of any reason that either nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the Company’s Annual

Meeting of Stockholders held in 2007 or until a successor has been elected and qualified. Other than the relationships noted in the section “Employment and Other Agreements,” there are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

Vote Required

Directors will be elected by a plurality vote of the shares of the Company’s Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See “Quorum; Abstentions; Broker Non-Votes.”

THE CLASS II AND III DIRECTORS RECOMMEND THAT

STOCKHOLDERS VOTE FOR THE CLASS I NOMINEES LISTED ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP

AS INDEPENDENT AUDITOR TO THE COMPANY FOR THE FISCAL YEAR

ENDING DECEMBER 31, 2004

The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004, and recommends that the stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or ratification, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors determines that such a change would be in the best interest of the Company.

Representatives of Ernst & Young LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and are also expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF

ERNST & YOUNG LLP AS INDEPENDENT AUDITOR TO THE COMPANY

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Changes in Auditors

Effective April 10, 2002, the Company engaged Ernst & Young LLP as the Company’s independent auditor, which was ratified by stockholders at the 2002 Annual Meeting of Stockholders. The Company’s former independent accountants, KPMG LLP, were dismissed effective April 10, 2002 on the recommendation of the Company’s Audit Committee and the approval by the Company’s Board of Directors.

The audit reports of KPMG LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s 2000 and 2001 fiscal years and the subsequent interim period through April 10, 2002, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused KPMG LLP to make reference thereto in their report on the financial statements of the Company for such years.

During the Company’s 2000 and 2001 fiscal years and the subsequent interim period through April 10, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

The Company requested that KPMG LLP furnish a letter addressed to the SEC stating whether they agreed with the above statements. A copy of the KPMG LLP letter to the SEC, dated April 16, 2002, is filed as an exhibit to the Company’s report on Form 8-K dated April 10, 2002.

Principal Accounting Fees and Services

Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories are:

	Years Ended December 31,
	2003	2002
Audit Fees	$198,520	$100,400
Audit-Related Fees	—	—
Tax Fees	8,600	7,500
Other Fees	—	—

	$207,120	$107,900

Ernst & Young LLP served as Pain Therapeutics’ independent auditors for the year ended December 31, 2003 and 2002.

Audit fees include fees associated with the annual audit, a follow-on offering of common stock completed in 2003, the quarterly reports on Form 10-Q, issuance of consents relating to registration statement filings with the SEC, all services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements and accounting consultations. Tax fees include tax compliance services. The Company did not incur audit related or other fees in the years ended December 31, 2003 and 2002.

All auditing services and non-audit services provided to the Company by our independent auditors are required to be pre-approved by the Audit Committee. All services for audit and tax fees for the year ended December 31, 2003 as set forth in the table above were pre-approved by the Company’s Audit Committee.

In March of 2004, the Audit Committee adopted a policy requiring the Audit Committee to pre-approve the services provided by Ernst &Young LLP, including both audit and non-audit services. The pre-approval on non-audit services by Ernst & Young LLP includes making a determination that the provision of the services is compatible with maintaining the independence of Ernst & Young LLP as independent auditors. In addition, the Audit Committee has delegated pre-approval authority to the Chairperson of the Audit Committee, provided that the Chairperson still reports any decisions to pre-approve such audit and non-audit services to the Audit Committee at its next regularly scheduled meeting.

Directors and Executive Officers

The following table sets forth for each Class I Director, each Class II Director, each Class III Director and the executive officers of the Company, their ages and present positions with the Company as of the Record Date.

Name	Age	Position
Remi Barbier	44	President, Chief Executive Officer, Chairman of the Board of Directors and Class III Director
Nadav Friedmann, Ph.D., M.D.	61	Chief Operating Officer and Class I Director
Peter S. Roddy	44	Chief Financial Officer
Grant L. Schoenhard, Ph.D.	59	Chief Scientific Officer
Robert Z. Gussin, Ph.D.(1)(2)(3)	66	Class II Director
Vernon R. Loucks, Jr.(3)	69	Class III Director
Michael J. O’Donnell, Esq(3).	45	Class I Director and Secretary
Sanford R. Robertson(1)(2)(3)	72	Class III Director

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Meets the definition of independence under the National Association of Securities Dealers, Inc. listing standards.

There is no family relationship between any director or executive officer of the Company.

Remi Barbier, the Company’s founder, has served as the Company’s President, Chief Executive Officer and Chairman of the Board of Directors since the Company’s inception in May 1998. Prior to that time, Mr. Barbier helped in the growth or founding of: Exelixis Inc., a functional genomics company, ArQule, a chemistry company, and EnzyMed (now owned by Albany Molecular Research), a chemistry company. Mr. Barbier served as Chief Operating Officer of Exelixis from January 1996 to May 1998. Mr. Barbier was Vice President of Corporate Development and Clinical Project Manager of Xoma Corporation, a biotechnology company, from October 1993 to December 1995. Mr. Barbier is a director of Poetic Genetics, Inc. and an advisor to Mendel Biotechnology, Inc. Mr. Barbier received his B.A. from Oberlin College and his M.B.A. from the University of Chicago.

Nadav Friedmann, Ph.D., M.D. has served as director of Pain Therapeutics, Inc. since 1998 and in October 2001 Dr. Friedmann joined the Company as Chief Operating Officer. Dr. Friedmann is the owner and President of EMET Research Inc., a consulting firm in the pharmaceutical industry. Dr. Friedmann was President and Chief Executive Officer of Daiichi Pharmaceutical Corporation, a pharmaceutical company, from 1997 to April 2000, and was a consultant to the Board of Directors of Daiichi Pharmaceutical Co., Ltd. in Tokyo from 1995 to 1997. From 1992 to 1995, Dr. Friedmann served as Vice President, Clinical Research at Xoma Corporation. From 1980 to 1991, Dr. Friedmann held various leadership positions with Johnson and Johnson, a healthcare company (“J&J”), including the position of Vice President and Head of Research of the J&J Biotechnology Center. Prior to that, Dr. Friedmann was Medical Director of Abbott Laboratories. Dr. Friedmann is a graduate of Albert Einstein College of Medicine, where he received an M.D., and of the University of California, San Diego, where he received a Ph.D. degree in Biochemistry.

Peter S. Roddy has served as Chief Financial Officer since November 2002. From 1990 to 2002, Mr. Roddy held a variety of senior management positions at COR Therapeutics, Inc. (now Millennium Pharmaceuticals, Inc.) a biopharmaceutical company, including Senior Vice President, Finance and Chief Financial Officer between 2000 and 2002. Prior to 1990, Mr. Roddy held a variety of positions at Price Waterhouse & Company, Hewlett Packard Company and MCM Laboratories, Inc. Mr. Roddy received his B.S. in Business Administration from the University of California, Berkeley.

Grant L. Schoenhard, Ph.D. has served as Chief Scientific Officer since September 2001. From September 2000 to September 2001, Dr. Schoenhard was the Vice President of Preclinical Development. During 2000, Dr. Schoenhard was a consultant and provided pharmacodynamic research and development services to various organizations. From September 1998 to February 2000, Dr. Schoenhard was Senior Director of Pharmacokinetics, Drug Metabolism and Pharmacology at Genentech, Inc. From 1974 to 1998, Dr. Schoenhard held various management positions, including Executive Director of Pharmacokinetics, Drug Metabolism and Radiochemistry at Searle, a pharmaceutical company owned by Monsanto Corporation. Dr. Schoenhard was also Adjunct Professor of Pharmacology, School of Medicine, University of Pennsylvania for a number of years. Dr. Schoenhard received his B.S. from Michigan State University and his M.S. and Ph.D. from Oregon State University.

Robert Z. Gussin, Ph.D. has served as a director since March 2003. Dr. Gussin worked at J&J for 26 years, most recently as Chief Scientific Officer and Corporate Vice President, Science and Technology from 1986 through his retirement in 2000. Prior to assuming this role, Dr. Gussin worked at J&J’s McNeil division for 12 years, most recently as Vice President, Research and Development and Vice President, Scientific Affairs. From 1967 to 1974, Dr. Gussin held various research positions with Lederle Laboratories, a pharmaceutical company. Dr. Gussin sits on the advisory boards of the Duquesne University Pharmacy School, The Graduate School of the University of Notre Dame, The Harvard University School of Public Health and the University of Michigan Medical School Department of Pharmacology. Dr. Gussin is a director of Claneil Enterprises, Inc. Dr. Gussin received his B.S. and M.S. degrees from Duquesne University and his Ph.D. in Pharmacology from the University of Michigan, Ann Arbor.

Vernon R. Loucks, Jr. has served as a director since November 2003. Mr. Loucks has served as Chairman of The Aethena Group, LLC, a private equity firm, since January 2001 and Chief Executive Officer of Segway LLC, a company providing solutions to short distance travel, from January 2003 to November 2003. From February 1998 through December 2000, Mr. Loucks served as Chairman of InLight, Inc., a medical education software company. Mr. Loucks served at Baxter International, Inc. as Chief Executive Officer from 1980 to December 1998, and Chairman from 1980 to December 1999. Mr. Loucks also serves as a director of Affymetrix, Inc., Anheuser-Busch Companies, Inc., Emerson Electric Co., Edwards Lifesciences Corporation and Genome Therapeutics Corp. Mr. Loucks received his B.A. degree from Yale University and his M.B.A. degree from the Harvard Graduate School of Business Administration.

Michael J. O’Donnell, Esq. has served as a director since June 1998. Mr. O’Donnell has been a member of the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, the Company’s corporate counsel, since 1993. Mr. O’Donnell serves as corporate counsel to numerous public and private biopharmaceutical and life sciences companies. Mr. O’Donnell received a J.D. degree, cum laude, from Harvard University and a B.A. degree from Bucknell University, summa cum laude.

Sanford R. Robertson has served as a director since September 1998. Mr. Robertson is a principal of Francisco Partners, a technology buyout fund. Prior to founding Francisco Partners in January 2000, Mr. Robertson was the founder and chairman of Robertson, Stephens & Company, a technology investment bank. Mr. Robertson has been an active technology investor and advisor to several technology companies. Mr. Robertson was also the founder of Robertson, Colman, Siebel & Weisel, later renamed Montgomery Securities, another prominent technology investment bank. Mr. Robertson is a director of Salesforce.com, Dolby Laboratories and the Schwab Fund for Charitable Giving. Mr. Robertson received B.B.A. and M.B.A. degrees with distinction from the University of Michigan.

Director Compensation

The Company reimburses its officers and directors for expenses incurred in attending any Board of Directors or committee meeting.

The Company’s non-employee directors are eligible to participate in the Company’s 1998 Stock Plan. Currently each non-employee director who serves as a director on the date of each Annual Stockholders Meeting receives an option to purchase 25,000 shares of the Company’s Common Stock. An automatic grant of 25,000 shares of Common Stock will be made to a director who first becomes a non-employee director (except those directors who become non-employee directors by ceasing to be employee directors) on the date he or she first attends a meeting of the Board of Directors or one of its committees, and each non-employee director will automatically be granted an option to purchase 25,000 shares of Common Stock on the date of the Company’s annual stockholder’s meeting, provided he or she will have served on the Company’s Board of Directors as of such date. All options automatically granted to non-employee directors will (i) vest as to 25% of the shares subject to the option on each anniversary of the date of grant, subject to his or her continuing to serve as a member of the Board of Directors on such date, (ii) be exercisable only while he or she remains a member of the Board of Directors, (iii) have a term of 10 years, and (iv) have an exercise price equal to 100% of the fair market value per share of Common Stock on the date of grant.

In 2003, the Board of Directors granted an option to purchase 15,000 shares of Common Stock at $7.15 per share (100% of the fair market value of the Common Stock on the date of grant) to each non-employee director serving on a Committee of the Board of Directors. These options vest as to 25% of the shares subject to such options on each anniversary of the date of grant, subject to each individual continuing to serve as a member of the Board of Directors on such date. These option grants have a term of 10 years.

Employee directors who meet the eligibility requirements may participate in the Company’s 2000 Employee Stock Purchase Plan.

The Company maintains directors and officers indemnification insurance coverage. This insurance covers directors and officers individually. These policies currently run from July 13, 2003 through July 13, 2004 at a total annual cost of $560,000. The primary carrier is Zurich American.

Board Meetings and Committees

The Board of Directors of the Company held a total of 6 meetings during the fiscal year ended December 31, 2003. No director serving throughout fiscal year 2003 attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. Mr. O’Donnell, Mr. Robertson, Mr. Barbier and Dr. Friedmann attended all meetings of the Board of Directors. The Board of Directors has a standing Audit Committee that oversees the accounting and financial reporting processes of the Company and audits of the financial statements for the Company and a standing Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

In November 2003 the Board of Directors appointed Vernon R. Loucks to the Board of Directors as a Class III director.

The Audit Committee consists of directors Dr. Gussin and Mr. Robertson each of whom the Board of Directors of the Company has determined is independent as defined under the National Association of Securities Dealers Inc. listing standards as well as the SEC rules. The Board of Directors has also determined that Mr. Robertson is an “audit committee financial expert” as defined in the SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. The Audit Committee held six meetings during fiscal 2003.

The Compensation Committee consists of directors Dr. Gussin and Mr. Robertson. The Compensation Committee reviews and recommends to the Board of Directors the salaries, incentive compensation and benefits of the Company’s officers and employees and administers the Company’s stock plans and employee benefit plans. The Compensation Committee held one meeting during fiscal 2003.

The Board of Directors has not established a nominating committee. The Board of Directors determined that it was in the best interest of the Company to continue to directly oversee the activities and responsibilities that might be delegated by the Board of Directors to a nominating committee. All of the Company’s members of the Board of Directors may participate in the consideration of director candidates, resulting in a larger and more diverse pool of director candidates. The approval of at least a majority of the independent directors on the Board of Directors is required to nominate a director candidate for a position on the Company’s Board of Directors. We do not have a policy regarding consideration of director candidates recommended by stockholders. Our Board has determined that all members of the Board can adequately identify and consider director nominees for approval by the independent members of the Board. Stockholders may nominate candidates for the Board in accordance with the advance notice and other procedures contained in our bylaws.

We do not have formal policies regarding attendance by members of the Board of Directors at our annual meetings of stockholders, but directors are encouraged to attend annual meetings of the Company’s stockholders. Two directors attended the 2003 annual meeting of stockholders. In addition, we do not have a formal policy regarding stockholder communication with the Board of Directors. However, stockholders may communicate with the Board of Directors by sending an e-mail to the Company’s Investor Relations Manager at cwaarich@paintrials.com or by writing to us at Pain Therapeutics, Inc., Attention: Investor Relations, 416 Browning Way, South San Francisco, CA 94080. Stockholders who would like their submissions directed to an individual member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee or executive officer of the Company has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. Since the formation of the Compensation Committee in March 2000, none of its members has been an officer or employee of the Company while a member of the Compensation Committee.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of February 19, 2004, certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company’s voting securities, (ii) each director and each nominee for director to the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all executive officers, directors and nominees for director of the Company as a group. The number and percentage of shares beneficially owned are based on the aggregate of 35,392,434 shares of Common Stock outstanding as of February 19, 2004, adjusted as required by the rules promulgated by the SEC. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Common Stock Outstanding(1)
Delaware Management Holdings(2) 2005 Market Street Philadelphia, PA 19103	3,197,800	9.0%
Remi Barbier (3)	8,612,405	24.0%
Nadav Friedmann, Ph.D., M.D.(4)	573,100	1.6%
Sanford R. Robertson(5) 288 Sand Hill Road, Suite 280 Menlo Park, CA 94025	262,765	*
Edmon R. Jennings(6)	187,500	*
Grant L. Schoenhard, Ph.D.(7)	146,704	*
Michael J. O’Donnell(8) Wilson Sonsini Goodrich & Rosati 650 Page Mill Road Palo Alto, CA 94304	108,464	*
Peter S. Roddy(9)	86,411	*
Richard G. Stevens (10) Embarcadero Center One, Suite 3700 San Francisco, CA 94111	22,250	*
Robert Z. Gussin, Ph.D. 1281 Gulf of Mexico Dr., Suite 803 Longboat Key, FL 34228	—	*
Vernon R. Loucks, Jr. 1101 Skokie Blvd., Suite 240 Northbrook, IL 60062	—	*
All directors, executive officers and nominees for director as a group (10 persons)(11)	9,999,599	27.3%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of the Company’s Common Stock.
(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the address for directors, executive officers and nominees for director is the Company’s address.
(2)	Based on Schedule 13G as filed with the SEC and dated February 4, 2004.
(3)	Includes 432,405 shares issuable pursuant to options exercisable within 60 days of February 19, 2004.
(4)	Includes 452,600 shares issuable pursuant to options exercisable within 60 days of February 19, 2004.
(5)	Includes 93,750 shares issuable pursuant to options exercisable within 60 days of February 19, 2004.

(6)	Mr. Jennings resigned as Chief Commercialization Officer in June 2003. The securities ownership information provided is the most recent information available to the Company, as Mr. Jennings is no longer required to publicly disclose his ownership position.
(7)	Includes 146,704 shares issuable pursuant to options exercisable within 60 days of February 19, 2004.
(8)	Includes 45,000 shares held by WS Investment Company 98B, 12,162 shares held by WS Investment Company 99B, 1,777 shares held by WS Investment Company 2000A, 5,775 shares held by Michael J. O’Donnell, and 43,750 shares issuable to Mr. O’Donnell pursuant to options exercisable within 60 days of February 19, 2004. Mr. O’Donnell, a director of the Company, is a general partner of WS Investment Company. Mr. O’Donnell disclaims beneficial ownership of the shares held by WS Investment Company, except to the extent of his partnership interest in such shares. Mr. O’Donnell is also a partner in Wilson Sonsini Goodrich & Rosati, Professional Corporation, the Company’s corporate counsel.
(9)	Includes 80,207 shares issuable pursuant to options exercisable within 60 days of February 19, 2004.
(10)	Includes 16,250 shares issuable pursuant to options exercisable within 60 days of February 19, 2004.
(11)	Includes 1,265,666 shares issuable pursuant to options exercisable within 60 days of February 19, 2004.

Executive Compensation

The following table sets forth all compensation paid or accrued during fiscal years 2003, 2002 and 2001 to the Company’s President and Chief Executive Officer, each of the Company’s four other most highly compensated executive officers, including the Company’s former Chief Commercialization Officer.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation				Long-Term Compensation Awards Securities Underlying Options(#)	All Other Compensation(1)
		Salary		Bonus
Remi Barbier President, Chief Executive Officer and Chairman of the Board	2003 2002 2001	$ $ $	397,553 378,479 359,321	$ $ $	150,000 100,000 100,000	200,000 700,000 1,500	$ $ $	2,720 3,811 4,532
Nadav Friedmann, Ph.D. M.D.(2) Chief Operating Officer and director	2003 2002 2001	$ $ $	322,340 306,875 72,265	$ $	100,000 50,000 —	125,000 50,000 550,000	$ $ $	5,544 2,132 302
Edmon R. Jennings(3) Chief Commercialization Officer	2003 2002 2001	$ $ $	165,343 219,927 209,660	$ $	— 40,000 40,000	— 50,000 46,500	$ $ $	1,216 2,099 2,100
Peter S. Roddy(4) Chief Financial Officer	2003 2002	$ $	225,126 27,500		$35,000 —	50,000 200,000	$ $	616 395
Grant Schoenhard, Ph.D. Chief Scientific Officer	2003 2002 2001	$ $ $	236,105 209,698 194,660	$ $ $	65,000 45,000 20,000	123,500 50,000 76,500	$ $ $	2,783 1,678 1,679

(1)	All other compensation includes life insurance premiums paid by the Company on behalf of the executive officers.
(2)	Dr. Friedmann has served as a director of the Company since September 1998 and commenced his employment with the Company in October 2001.
(3)	Mr. Jennings resigned as Chief Commercialization Officer of the Company in June 2003.
(4)	Mr. Roddy commenced his employment with the Company in November 2002.

Option Grants in 2003

The following table sets forth information concerning grants of stock options to each of the executive officers named in the table above during 2003. All options granted to these executive officers in 2003 were granted under the 1998 Stock Plan, as amended. Except as otherwise noted, one forty-eighth of the shares subject to each option vests and becomes exercisable one month after the vesting commencement date, and an additional one forty-eighth of the shares subject to each option vests each month thereafter. The percent of the total options set forth below is based on an aggregate of 1,146,300 options granted to employees and consultants during 2003.

Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the SEC and do not represent our estimate or projection of the Company’s future Common Stock price.

Name	Number of Securities Underlying Options Granted	Percent of Total Granted to Employees During Period(%)	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
					5%	10%
Remi Barbier		17.45%	7.16	7/14/2013	$900,577	$2,282,239
Nadav Friedmann, M.D., Ph.D.	125,000	10.90%	7.16	7/14/2013	$562,861	$1,426,400
Edmon R. Jennings	—	—	—	—	—	—
Peter S. Roddy	50,000	4.36%	7.16	7/14/2013	$225,144	$570,560
Grant L. Schoenhard, Ph.D.	123,500	10.77%	7.16	7/14/2013	$556,106	$1,409,283

(1)	Mr. Jennings resigned as Chief Commercialization Officer in June 2003.

Aggregate Option Exercises in 2003 and Values at December 31, 2003

The following table sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table at December 31, 2003. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2003, of the Company’s Common Stock underlying the options minus the actual exercise prices. All options were granted under the Company’s 1998 Stock Plan, as amended. Except as otherwise noted, these options vest over four years and otherwise generally conform to the terms of the Company’s 1998 Stock Plan, as amended.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Remi Barbier	—	—	357,280	544,220	$16,771	$18,229
Nadav Friedmann, Ph.D., M.D.	—	—	400,519	399,481	$474,781	$75,969
Edmon R. Jennings(2)	125,750	$818,892	—	—	—	—
Peter S. Roddy	—	—	59,374	190,626	$203,664	$548,336
Grant L. Schoenhard, Ph.D.	—	—	121,707	178,293	—	—

(1)	Value is determined by subtracting the exercise price of an option from the $6.95 per share fair market value of the Company’s Common Stock as of December 31, 2003.
(2)	Mr. Jennings resigned as Chief Commercialization Officer in June 2003.

Employment and Other Agreements

In July 1998, the Company entered into an employment agreement with Mr. Barbier, the Company’s President, Chief Executive Officer, Chairman of the Board of Directors and a 5% stockholder of the Company. Mr. Barbier is eligible to receive an annual bonus in an amount to be determined by the Board of Directors. The agreement automatically renews for consecutive one-year terms each July unless the Company or Mr. Barbier terminates the agreement earlier on sixty days’ notice. The agreement entitles Mr. Barbier to serve on the Board of Directors for as long as he is the Company’s President and Chief Executive Officer. Thereafter, he will remain a member of the Board of Directors only if the Company terminates his employment without cause. The agreement also provides that if the Company terminates Mr. Barbier without cause, the Company must pay him his base salary for twelve months following the date of his termination.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company’s executive officers during the fiscal year ended December 31, 2003. Actual compensation earned during fiscal 2003 by the named executive officers is shown in the Summary Compensation Table above under “Executive Compensation.”

Introduction

The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and recommends to the Board of Directors the compensation plans and specific compensation levels for executive officers. One of the Committee’s goals is to ensure that the Company’s executive compensation programs are competitive with those of regional companies in our industry. In addition, the Committee strives to enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the achievement of certain corporate and individual goals, and by providing rewards for meeting or exceeding those goals.

Compensation Programs

Base Salary. The Committee recommends base salaries for executive officers, and reviews such salaries on an annual basis. In general, the salaries of executive officers are based upon a review of surveys of publicly held companies in our industry and of a similar size to the Company. Base pay increases vary according to individual contributions to the Company’s success and comparisons to similar positions within the Company and at other comparable companies.

Bonuses. The Committee recommends bonuses for executive officers to the Board of Directors. Each executive officer is evaluated individually to determine a bonus for the fiscal year based on performance criteria, including, among other criteria, progress towards or achievement of milestones in such executive’s area of responsibility and with respect to the Company’s financial performance generally.

Stock Options. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company’s long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a four-year period as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives’ ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals.

Compensation Limitations

The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

Compensation for the Chief Executive Officer

Remi Barbier, a founder of the Company, is the Chief Executive Officer, President and Chairman of the Board of Directors of the Company. The Committee uses the performance criteria described above in setting the base salary and bonus for Mr. Barbier, except that his salary is adjusted according to whether overall corporate, rather than individual, objectives were met. The Committee evaluated market data for similar positions and considered overall performance in determining Mr. Barbier’s total compensation. The Committee and the Board of Directors determined that it was appropriate to increase Mr. Barbier’s base salary from $388,500 to $407,900 effective July 14, 2003. At the recommendation of the Compensation Committee, the Board of Directors awarded Mr. Barbier a cash bonus of $150,000 in 2003 relative to 2003 performance and granted Mr. Barbier stock options to purchase 200,000 shares of Common Stock in fiscal 2003.

Respectfully Submitted By:

MEMBERS OF THE COMPENSATION COMMITTEE

Robert Z. Gussin, Ph.D.

Sanford R. Robertson

Dated: March 12, 2004

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

The Audit Committee operates under a written charter adopted by the Board of Directors. The purpose of the Audit Committee includes the following:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board of Directors of the Company, or the Board, in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process, (iii) the Company’s compliance with legal and regulatory requirements under applicable securities law, (iv) the independent auditors’ qualifications, independence and performance, and (v) the Company’s systems of internal accounting and financial controls;

•	Prepare a report in the Company’s annual proxy statement in accordance with the rules of the SEC;

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that come to its attention and that require the attention of the Board.

Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.

In fulfilling its responsibilities, the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with the Ernst & Young LLP matters required to be discussed under Statements of Auditing Standards No. 61, Communications with Audit Committees, as amended by; and Statements of Auditing Standards No. 90 Communication with Audit Committees;

•	Received from the Ernst & Young LLP disclosures regarding their independence required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees and has discussed with Ernst & Young LLP their independence from management and the Company.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for the audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of the Company’s independent auditors.

The Audit Committee has adopted a written charter (attached is Exhibit A to this proxy). The Committee held six meetings during the year ended December 31, 2003. All of the members of the Audit Committee are considered independent, as defined in the National Association of Securities Dealers, Inc. listing standards and Rule 10A-3 of the Exchange Act.

Respectfully Submitted by:

MEMBERS OF THE AUDIT COMMITTEE

Richard G. Stevens, CPA, Audit Committee Chair

Sanford R. Robertson

Robert Z. Gussin, Ph.D.

Dated: March 12, 2004

Performance Graph

Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company’s Common Stock with the cumulative return of the Nasdaq Stock Market (U.S.) Index and of the Nasdaq Pharmaceutical Index for the period commencing July 14, 2000 and ending on December 31, 2003. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point.

COMPARISON OF HISTORICAL CUMULATIVE TOTAL RETURN(*) AMONG

PAIN THERAPEUTICS, INC., NASDAQ STOCK MARKET (U.S.) INDEX AND THE

NASDAQ PHARMACEUTICAL INDEX

(*)	The graph assumes that $100 was invested on July 14, 2000, in the Company’s Common Stock, at the offering price of $12.00 per share, and $100 was invested on June 30, 2000, in the Nasdaq Stock Market (U.S.) Index and the Nasdaq Pharmaceutical Index, and that all dividends were reinvested. Data from such Indices for June 30, 2000 were used for valuation as of July 14, 2000. The Company has not declared or paid any dividends on the Company’s Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

CUMULATIVE TOTAL RETURN AT PERIOD ENDED

	7/14/00	12/31/00	12/31/01	12/31/02	12/31/03
PAIN THERAPEUTICS, INC.	$100.00	$123.96	$76.33	$19.92	$57.92
NASDAQ STOCK MARKET (U.S.)	$100.00	$61.67	$48.89	$33.79	$50.65
NASDAQ PHARMACEUTICAL	$100.00	$91.30	$77.98	$50.37	$73.85

The information contained above under the captions “Report of the Compensation Committee of the Board of Directors,” “Report of the Audit Committee of the Board of Directors” and “Performance Graph” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2003, our executive officers and directors of the Company complied with all applicable filing requirements.

CERTAIN BUSINESS RELATIONSHIPS

Since our inception, and during the last fiscal year, Wilson Sonsini Goodrich & Rosati, Professional Corporation has provided legal services to us. One of the directors of the Company, Michael O’Donnell, Esq., is a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, which beneficially owns an aggregate of 108,464 shares of the Company’s Common Stock.

Except as noted above, during the last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in “Employment and Other Agreements” and (2) the transactions described below.

Investor Rights Agreement

Certain former holders of the Company’s preferred stock have registration rights with respect to their shares of Common Stock received when their preferred stock was automatically converted into an equal number of shares of Common Stock upon completion of the Company’s initial public offering. The registration rights provide that if the Company proposes to register any securities under the Securities Act, either for the Company’s own account or for the account of other security holders exercising registration rights, holders of such registration rights are entitled to notice of the registration and are entitled to include shares of their Common Stock in the registration. This right is subject to conditions and limitations, including the right of the underwriters in an offering to limit the number of shares included in the registration. The holders of these registration rights may also require the Company to file up to two registration statements under the Securities Act at the Company’s expense with respect to their shares of Common Stock. The Company is required to use its best efforts to effect these registrations, subject to conditions and limitations. Furthermore, the holders of these registration rights may require the Company to file additional registration statements on Form S-3, subject to conditions and limitations. These rights terminate on the earlier of five years after the effective date of the Company’s July 14, 2000 initial public offering, the date on which all shares subject to these registration rights have been sold to the public, or when a holder is able to sell all its shares pursuant to Rule 144 under the Securities Act in any 90-day period.

Indemnification of Directors and Officers

The Company has entered into indemnification agreements with each of its directors and officers, which require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: April 26, 2004

Exhibit A

Pain Therapeutics, Inc.

Charter For The Audit Committee of the Board Of Directors

Pain Therapeutics, Inc.

(a NASDAQ-Listed Company)

I. PURPOSE

This Charter (“Charter”) governs the operations of the Audit Committee of the Board of Directors (the “Audit Committee” or the “Committee”) of Pain Therapeutics, Inc. (the “Company”). The purpose of the Audit Committee shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board of Directors of the Company (the “Board”) in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process, (iii) the Company’s compliance with legal and regulatory requirements under applicable securities law, (iv) the independent auditors’ qualifications, independence and performance, and (v) the Company’s systems of internal accounting and financial controls;

•	Prepare a report in the Company’s annual proxy statement in accordance with the rules of the Securities and Exchange Commission (the “SEC”);

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that come to its attention and that require the attention of the Board.

The Committee will cooperate with the independent auditors to, and management of the Company and the Committee will mutually cooperate to, maintain free and open communication between the Committee, independent auditors, and management of the Company. In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

II. MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Committee will consist of at least three members of the Board of Directors. Members of the Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC, and (iii) must not have participated in the preparation of the financial statements of the Company at any time during the last three years and (iv) must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

•	Each member will be able to read and understand fundamental financial statements in accordance with the NASDAQ National Market Audit Committee requirements; and

•	At least one member will be an “audit committee financial expert” as defined by the SEC and the Company shall disclose the name of such audit committee financial expert and whether such person is independent of management in the Company’s Annual Report on Form 10-K; provided, however, in the event there is not at least one member who is an “audit committee financial expert financial expert” as defined by the SEC, then the Committee shall direct the Company to disclose this fact in the Company’s Annual Report on Form 10-K and explain why there is no such expert.

The members of the Audit Committee shall be elected by the Board to serve until their successors shall be duly elected and qualified or until their earlier resignation. Unless a Chairperson of the Audit Committee is elected by the Board, the members of the Audit Committee may designate a Chairperson by majority vote of the Audit Committee.

III. RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Company’s independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The responsibilities of the Audit Committee shall include:

•	The sole and exclusive authority for the appointment, retention, termination, compensation and oversight of the work of the independent auditors (including the determination of appropriate qualifications of the independent auditors and the resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible);

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by:

(i)	reviewing the independent auditors’ proposed scope and approach for their audit and quarterly reviews for the current year;

(ii)	obtaining quarterly representations from the independent auditors regarding relationships and services with the Company that may impact independence, and to the extent there are such relationships, monitoring and investigating them;

(iii)	reviewing the auditors’ independence, including obtaining an annual written communication delineating all the independent auditors’ relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and presenting this statement to the Board of Directors and taking or recommending to the Board appropriate action to oversee the independence of the independent auditors;

(iv)	reviewing the independent auditors’ peer review conducted every three years;

(v)	discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and

(vi)	reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

•	Directing the Company’s independent auditors to review (before filing with the SEC) the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (before release) the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•	Reviewing with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•	Discussing quarterly with the independent auditors the critical policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, together with the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review (at least annually) of the Company’s risk management policies, including its investment policies;

•	Reviewing and approving in advance any proposed related party transactions;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors and to determine appropriate funding for such advisors;

•	Determine appropriate funding for the independent auditors and ordinary administrative expenses for the Committee;

•	Reviewing its own Charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Committee regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV. MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require.

In order to foster open communication, the Audit Committee will meet separately or together with the Chief Executive Officer and the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter.

V. MINUTES

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

VI. REPORTS

In addition to presenting the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

VII. COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers, per meeting fees and fees for service as Chair of the Audit Committee. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof or as Chairman of the Board or Chair of any committee of the Board.

VIII. DELEGATION OF AUTHORITY

The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

DIRECTORS RECOMMEND VOTE “ FOR” ALL NOMINEES AND PROPOSALS.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

VOTE ON DIRECTORS WITHHELD

FOR FOR ALL

1. To elect two (2)

Class I Directors, each to serve for a three-year term and until their successors are duly elected and qualified (Proposal One);

Nominees:

01 Nadav Friedmann, Ph.D., M.D.

02 Michael J. O’Donnell, Esq.

Instructions: To withhold authority to vote for any nominee, mark “for” and write the number(s) of such nominee(s) in the space provided below.

VOTE ON PROPOSALS

FOR AGAINST ABSTAIN

2. To ratify the appointment of Ernst & Young LLP as independent auditors to the Company for the fiscal year ending December 31, 2004, (Proposal Two); and

3. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

THIS PROXY CARD IS VALID ONLY

WHEN SIGNED AND DATED

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION

IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS

Signature Signature Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Vote In Person

Attend the Company’s Annual Meeting of Stockholders on May 27, 2004 at 9:00 a.m., local time, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California 94304, and vote in person at the Meeting.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

PAIN THERAPEUTICS, INC.

The undersigned hereby appoints Remi Barbier and Peter S. Roddy, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Pain Therapeutics, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May, 27, 2004 at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation located at 650 Page Mill Road, Palo Alto, California 94304 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

PAIN THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 27, 2004

YOUR VOTE IS IMPORTANT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Company, on behalf of the Board of Directors, for the 2004 Annual Meeting of Stockholders. The Proxy Statement and the related Proxy Form are being distributed on or about April 20, 2004. You can vote your shares using one of the following methods:

• Complete and return a written Proxy Card, or

• Attend the Company’s 2004 Annual Meeting of Stockholders and vote.

All stockholders are cordially invited to attend the Meeting. However to ensure your representation at the Meeting, you are urged to mark, sign, date and return the attached Proxy Card as promptly as possible in the postage pre-paid envelope enclosed for that purpose. Any Stockholder attending the Meeting may vote in person even if he or she has returned a Proxy Card.